EXHIBIT  10.42

     [AutoBond  Acceptance  Corporation  Letterhead]


     October  28  ,  1998


Mr.  Thomas  H.  Potts
Dynex  Capital,  Inc.
10900  Nuckols  Road,  Third  Floor
Glen  Allen,  VA  23060

Dear  Tom:

Pursuant to our discussions, outlined below are adjusted terms relating to the warehouse financing agreements and stock option agreement between AutoBond Acceptance Corporation ("AutoBond") and Dynex Capital, Inc. ("Dynex") or Dynex Holding, Inc. ("DHI"). All existing agreements between AutoBond and Dynex or DHI remain in force with the exception of the modifications in this letter.

1. The "Expiration Date" as defined in the Stock Option Agreement is hereby changed to July 31, 1999, such that it corresponds to the "Commitment Termination Date" as amended in the October 20, 1998 letter modifying the Credit Agreement.

2. Dynex hereby grants AutoBond the option through July 31, 1999 to change the "Commitment Termination Date" as defined and applicable in the June 9, 1998 Credit Agreement and as amended in the October 20, 1998 agreement modification letter. This option provides that AutoBond can change the definition of "Commitment Termination Date" to mean (a) November 30, 1999, upon 90 days' prior written notice from the Lender, or (b) if such notice is not given, November 30, 2000.

3. Subject to AutoBond exercising its option described in item 2 above to extend the "Commitment Termination Date", AutoBond hereby grants DHI an extension of the "Expiration Date" as defined in the Stock Option Agreement to correspond to the "Commitment Termination Date."


Please  acknowledge  your  agreement  to  these modified terms by signing below.

Sincerely,


/s/  Adrian  Katz
-----------------
Adrian  Katz                                           /s/  Adrian  Katz
                                                       -----------------
Chief  Operating  Officer                              Adrian  Katz
AutoBond  Acceptance  Corporation
                                                       /s/  John  S.  Winsauer
                                                       -----------------------
                                                       John  S.  Winsauer

                                                       /s/  William  O. Winsauer
                                                       -------------------------
                                                       William  O.  Winsauer

AGREED  AND  ACKNOWLEDGED


/s/  Thomas  H.  Potts                                 /s/  Thomas  H.  Potts
----------------------                                 ----------------------
Thomas  H.  Potts,  President                          Thomas  H.  Potts
Dynex  Capital,  Inc.                                  Dynex  Holding,  Inc.

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